UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       November 15, 2005
JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5757 N. Green Bay Avenue, P.O. Box 591
Milwaukee, Wisconsin 53201-0591
(Address of principal executive offices, including zip code)
(414) 524-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
On November 15, 2005, the Audit Committee of the Board of Directors and management of Johnson Controls, Inc. (the “Company”) concluded that the Company’s financial statements for the years ended September 30, 2004 and 2003, as of and for the three month periods ended December 31, 2004 and 2003, as of and for the three and six month periods ended March 31, 2005 and 2004 and as of and for the three and nine month periods ended June 30, 2005 and 2004, will be restated and such financial statements should no longer be relied upon. The restatement of the Company’s financial statements is in response to a comment raised by the staff of the Securities and Exchange Commission regarding the Company’s historical consolidation of a North American joint venture which was deconsolidated by the Company on April 1, 2005. The restatement will revise the Company’s financial statements to deconsolidate the joint venture in accordance with SFAS 94, “Consolidation of All Majority-Owned Subsidiaries,” and account for the joint venture’s operating results on an equity basis of accounting in accordance with APB 18, “The Equity Method of Accounting for Investments in Common Stock” for all periods prior to April 1, 2005. The restatement will result in changes to certain financial statement line items as reported in the Consolidated Statement of Income. In addition, net operating results of the joint venture will be reported as “Equity income” and the Company’s net investment in the joint venture will be reported as “Investments in partially-owned affiliates”.
In addition to the joint venture deconsolidation, the Company will restate the financial statements for purposes of providing financial statement footnote disclosure related to inter-company subsidiary upstream guarantees applicable to certain third party debt of the Company. The restatement will provide guarantor subsidiary financial information disclosures in the footnotes to the Company’s financial statements in accordance with Rule 3-10 of Regulation S-X. In the near future, and effective subsequent to its 2005 year end, the Company intends to rescind all inter-company upstream guarantees and replace them with alternative inter-company arrangements. Accordingly, future disclosure of this information may no longer be required.
Neither restatement will impact previously reported net income, earnings per share or financial position.
In view of this restatement, the Company determined that it had ineffective controls over the reporting of certain non-majority owned affiliates as required by SFAS 94 / APB 18, and, as a result, a material weakness existed in our controls over financial reporting for the respective periods referenced above. During the fourth quarter of fiscal 2005, the Company took a series of steps designed to improve the control processes regarding the application of SFAS 94 / APB 18 to its affiliated entities and the related consolidation versus equity accounting requirements. Specifically, the Company expanded its review and approval procedures at the Business Unit and Corporate level related to joint venture agreements using a newly developed checklist, requires CFO / Controller review and approval of any situation where the Company is not consolidating a joint venture in which it has an equity interest greater than 50% or where the Company is consolidating a joint venture in which it has an equity interest of 50% or less, established formal quarterly review requirements related to the identification of any ownership, business or operational responsibility changes at its joint ventures and related accounting assessments, and enhanced global training regarding joint venture accounting and the related authoritative guidance. Accordingly, Company management has concluded that corrective action has been taken and that this deficiency in its controls and procedures was remediated as of September 30, 2005.
In view of this restatement, the Company also determined that it did not maintain effective controls over the identification and reporting of required guarantor subsidiary financial statement disclosures in the

Company’s financial statements as required by Rule 3-10 of Regulation S-X. Specifically, the period-end financial reporting review controls and procedures did not identify the required footnote disclosures to be included in the Company’s financial statements resulting from subsidiary guarantees applicable to certain third party debt of the Company. This control deficiency will result in the restatement of our fiscal 2004 and fiscal 2003 financial statements, as included in the Company’s 2005 annual report on Form 10-K and our fiscal 2005 quarterly reports on Form 10-Q. In addition, this control deficiency could result in inaccurate or incomplete guarantor subsidiary financial statement disclosures that would not be prevented or detected. Accordingly, Company management has concluded that this deficiency in its controls and procedures constitutes a material weakness for the respective periods referenced above and at September 30, 2005. The Company intends to implement enhanced controls and procedures surrounding the identification and reporting of subsidiary guarantees which would require guarantor subsidiary financial statement disclosures. Specifically, the Company intends to rescind all inter-company upstream guarantees and replace them with alternative inter-company arrangements. To the extent new inter-company guarantees are required in the future, the Company’s Treasury Department will ensure that all inter-company guarantees are maintained in its central repository of external guarantees and reviewed on a quarterly basis using a newly developed checklist. In addition, the Company’s Corporate Accounting Department will review the central repository of guarantees in conjunction with its preparation and filing of the Company’s quarterly reports on Form 10-Q and annual reports on Form 10-K. While we believe that the remedial actions will result in correcting the material weakness in our controls and procedures, the exact timing of when the conditions will be corrected is dependent upon future events.
The Company intends to file its restated financial statements for the years ended September 30, 2004 and 2003 in connection with its filing of its 2005 annual report on Form 10-K on or about December 12, 2005. The Company intends to file its restated quarterly financial statements for the respective periods referenced above by December 31, 2005. As previously stated, neither restatement will impact previously reported net income, earnings per share or financial position in the quarterly or annual filings.
The Company’s management and the Audit Committee of the Board of Directors have discussed the matters disclosed in this current report on Form 8-K with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
Date: November 21, 2005	By:	/s/ R. Bruce McDonald
R. Bruce McDonald
Vice President and Chief Financial Officer

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